Intangible assets, net - Estimated amortization expense (Details) - Mar. 31, 2020 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Intangible assets, net
2021	$ 653	¥ 4,621
2022	653	4,621
2023	653	4,621
2024	653	4,621
2025	653	4,621
2026 and thereafter	9,844	69,718
Total amortization expenses	$ 13,109	¥ 92,823